ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Payroll payable	¥ 77,218	$ 10,876	¥ 80,158
Tax payable	30,320	4,270	32,836
Accrued expenses	28,732	4,047	24,349
Deposits	2,498	352	2,204
Others	4,909	691	5,170
Total	¥ 143,677	$ 20,236	¥ 144,717